EXTRANOME, INC
253 Warren Av Fort Lee, NJ 07024
Phone 201 969-1651, FAX 201 969-1651

Contract # soft.2/11012008
November 1, 2008
Fort Lee, NJ

This contract entered into on the day of acceptance by and between Extranome, Inc (Fort Lee, NJ) in the person of the Principal Alexander Gak acting under the Charter, hereinafter referred to as the Contractor, and BAETA Corp. in the person of the CEO Alexander Gak, hereinafter referred to as the Customer, is to define the following:

1. Subject of the Contract
1.1 The Contractor agrees to execute tasks and provide services in software development and support, within the scopes described in the addendums to the Contract (“Statement of Work”), which are inherent part of this Contract.

2. Payment Terms
2.1 The cost of the work under the Contract will be determined on the basis on the signed addendums – “Statement of Work”, which are an inherent part of the Contract.

2.2 The Customer shall pay the Contractor for the work in USD. All payments under this Contract shall be made via bank transfer to the settlement account specified by the Contractor.

2.3 The terms and order of payment are defined by parties in addendums to the Contract – “Statement of Work”, payment is done under Invoices.

3. Basic conditions of submitting and accepting work (service) deliverables:

3.1 On completion of the work the Contractor and the Customer shall sign a bilateral document stating the amount of work done under this Contract.

3.2 The Contractor reserves the right to stop working (providing services) for the Customer in the following events:
3.2.1 If the Customer fails to make timely payments for the services provided;
3.2.2 If the Customer fails to deliver on any other conditions of this Contract;

4. Guarantees of the Parties:

4.1 Right and duties under this Contract are to be interpreted and determined in accordance with the international legislation.

4.2 The Customer accepts exclusive liability for any illegal, deceptive or wrong notification of the Contractor in the request for the software to be developed.

5. Force Majeure:

5.1 Parties shall not be held liable for failure to fulfill their obligations under this Contract because of circumstances beyond their reasonable control, such as natural disasters, military action, blockades, epidemics, strikes, fire, hurricane, flood and the like, intervention by the government or other competent authority, etc. The party who has been so affected and thus is unable to perform its obligations shall give written notice to the other party within first 10 calendar days of such occurrence, and then all obligations under this Contract shall be suspended until the force majeure circumstances stop producing their negative effect.

EXTRANOME, INC
253 Warren Av Fort Lee, NJ 07024
Phone 201 969-1651, FAX 201 969-1651

6. Sanctions and claims:

6.1 For failure to deliver on this Contract the party in fault shall repair damages for the wronged party.

6.2 If any conditions under these Contract are violated a claim must be submitted to the party in fault within 10 calendar days.

6.3 A reply to a claim must be sent within 15 days from the receipt of the claim.

7. The Contract Term:

7.1 This Contract commences November 1 2008 and terminates November 1 2009.

7.2 The Contract shall be considered prolonged for the next year if neither party submits a written objection a calendar month prior to expiration date.

7.3 Either party may terminate this Contract by providing 30 calendar days prior written notice to the other party.

8. Other Conditions:

8.1 Signing of this Contract by the parties is an ultimate obligation and shall annul all previous oral and written agreements re subject of the Contract.

8.2 The parties agree that the collateral agreements signed by both parties and sent by fax or e-mail have legal force.

8.3 If for some reason any of the items of this Contract is found to be invalid by the court, such a decision must not affect all other items of the Contract, neither the validity of the Contract as a whole. The item found invalid by the court must be altered so that it agrees with the current legislation.

8.4 There are two copies of this Contract, one for each party.

9. Legal addresses of the parties:

Customer:
BAETA Corp.
253 Warren Av
Fort Lee, NJ 07024, USA
tel: 917.921.3745

Contractor:
Extranome, Inc.
253 Warren Av Fort Lee, NJ 07024

EXTRANOME, INC
253 Warren Av Fort Lee, NJ 07024
Phone 201 969-1651, FAX 201 969-1651

Extranome Inc.	Baeta Corp.

/s/ Alexander Gak	/s/ Alexander Gak

Alexander Gak, Principal	Alexander Gak, CEO